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                                                                    EXHIBIT 23.4

                       CONSENT OF INDEPENDENT ACCOUNTANTS



     We hereby consent to the use in this Registration Statement on Form S-1 pursuant to Rule 462(b) of our report dated July 26, 1999 relating to the financial statements of Star Cable Associates, which appear in the Registration Statement on Form S-1 (Registration No. 333-89295). We also consent to the reference to us under the heading "Experts" in the Registration Statement.

/s/ PRICEWATERHOUSECOOPERS LLP

PricewaterhouseCoopers LLP

Pittsburgh, PA
December 8, 1999